RECKSON OPERATING PARTNERSHIP, L.P.

                                  EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, Donald Rechler, CO-CEO of Reckson Associates Realty Corp. the sole general partner of Reckson Operating Partnership, L.P. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 9, 2003

                RECKSON OPERATING PARTNERSHIP, L.P.
                  By:  Reckson Associates Realty Corp., its sole general partner


                       By            /s/ Donald Rechler
                          ------------------------------------------------------
                                      Donald Rechler, Co-Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Reckson Operating Partnership, L.P. and will be furnished to the Securities and Exchange Commission or its staff upon request.